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EXHIBIT 21.1

ENTITY NAME	STATE/COUNTRY OF FORMATION	STATE/COUNTY OF DBA	DBA NAME
1996 DFW OFFICE, INC.	DE	TEXAS	1996 DFW OFFICE I, INC.
3865 TCMP VENTURE, LLC	DE
3865 WILSON, L.L.C.	VA
5950 SHERRY LANE LIMITED PARTNER, LTD.	TX
AEW #10 CORPORATION	MA
AMB-TC SOUTHRIVER PARK NJ L.L.C.	DE
ATWATER 12 LP	DE
AUSTIN RETAIL INVESTMENT, INC.	DE
BC PLAZA II/III, LTD.	TX
BELLAIRE SHOPPING CENTER ASSOCIATES, L.P.	TX
BEVELAND CORPORATE CENTER LP	DE
BPP-CM, L.P.	TX
BROADVIEW CENTRAL TEXAS, LTD.	TX
BURBANK AIRPORT PLAZA, LLC	DE
BURLESON-STASSNEY LAND II, LTD.	TX
BURLESON-STASSNEY LAND III, LTD.	TX
BURLESON-STASSNEY LAND, LTD.	TX
CATMONTU INSURANCE COMPANY, LTD.	CAYMAN ISLANDS
CEMENTVILLE, L.P.	TX
CH-NORTHWEST PLACE ONE, LTD.	TX
CH-NWP, INC.	DE
COLLINS CROSSING II, LTD.	TX
COLLINS CROSSING, LTD.	TX
CONSTRUCTION CORP. OF THE ROCKIES, INC.	CO
CORPORATE TITLE, INC.	DE
CROW ATLANTA DEVELOPMENT-1996, INC.	DE
CROW BROKERAGE COMPANY, INC.	MO	MISSOURI	TRAMMELL CROW BROKERAGE & MANAGEMENT GROUP
DALLAS/FORT WORTH OFFICE REAL ESTATE INVESTMENTS #1 LP	TX
DALLAS/FORT WORTH OFFICE REAL ESTATE INVESTMENTS, INC.	DE
DALLAS/FORT WORTH REAL ESTATE INVESTMENTS #2, L.P.	TX
DALLAS/FORT WORTH REAL ESTATE INVESTMENTS, INC.	DE
DENALI LLC	NV
DEVELOPMENT CORP. OF THE ROCKIES III, INC.	DE
EMERALD REAL ESTATE COMPANY	DE
ENTERPRISE BUSINESS PARK D-2, L.P.	DE
ENVIRONMENTAL ASSET SERVICES, INC.	DE	CO. OF LOS ANGELES, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DE	CO. OF ORANGE, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DE	CO. OF SACRAMENTO, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DE	CO. OF VENTURA, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DE	CO. OF SANTA BARBARA, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DE	CO. OF SAN DIEGO, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DE	CO. OF SAN BERNARDINO, CA	EASI
EXPO 2 PARTNERS, LTD.	TX
EXPO LAND, INC.	DE
EXPO MANAGEMENT I, LLC	TX
EXPO MANAGEMENT II, L.L.C.	TX
EXPO MANAGEMENT III, LLC	TX
EXPO PARTNERS I, LTD.	TX

EXPO PARTNERS II, LTD.	TX
EXPO PARTNERS III, LTD.	TX
FAIRWAY CENTRE ASSOCIATES, L.P.	TX	CO. OF HARRIS, TX	FAIRWAY CENTRE
FAIRWAY CENTRE, INC.	DE
FAIRWAY PLAZA ASSOCIATES, L.P.	TX
FAISON (CHILE) S.A.	CHILE
FAISON SERVICIOS INMOBILIARIOS S.A.	CHILE
FREEPORT #2, LP	TX
FREESTANDING PROPERTY FUND I, L.P.	DE
GATEWAY PLAZA ASSOCIATES L.P.	DE
GLASGOW BTS, LLC	DE
GLENDALE AND 91ST AVENUE LLC	AZ
GRAND PARKWAY/I-10 ASSOCIATES, L.P.	TX	CO. OF HARRIS, TX	MARKETPLACE AT KATY COMMONS
GRAND PARKWAY/I-10 ASSOCIATES, L.P.	TX	CO. OF HARRIS, TX	KATY COMMONS
GRAND PARKWAY/I-10 ASSOCIATES, L.P.	TX	CO. OF HARRIS, TX	KATY COMMONS MARKETPLACE
INSTRUMENTAL INVESTMENTS, LTD.	TX
KANSAS CITY REAL ESTATE BROKERAGE, INC.	MO	MISSOURI	TRAMMELL CROW COMPANY
KYRENE MESA DEVELOPMENT COMPANY LLC	AZ
LAKELINE RETAIL 2000, LTD.	TX
LANDMARK VI INDUSTRIAL CENTER, LTD.	TX
LEEDS CONSTRUCTION SERVICES, INC.	DE
MARSH AT BELMEADE PARTNERS, L.P.	TX
MCCRELESS SQUARE, LTD.	TX
MONTPELIER II, LLC	DE
MT. BAKER LLC	NV
MT. SHASTA LLC	NV
NNN CARE EIGHT LLC	DE
NNN CARE ONE LLC	DE
NORTHWOOD GP, LTD.	TX
NORTHWOOD PROPERTIES, LTD.	TX
OLD TOWN DEVELOPMENT COMPANY, LLC	VA
ONE RIVERWALK PLACE, L.L.C.	TX
OREGON OFFICE CONSTRUCTION COMPANY	OR	OREGON	RAVEN CONSTRUCTION
PRIMEWEST LLC, A TRAMMELL CROW AFFILIATED COMPANY	AZ
PROSCENIUM, LLC	GA
QUARRY CROSSING, LTD.	TX	TEXAS	QUARRY CROSSING
RAINIER LLC	NV
RAVEN CONSTRUCTION SERVICES COMPANY	DE	ALABAMA	RAVEN CONSTRUCTION SERVICES COMPANY, INC.
RAVEN CONSTRUCTION, INC.	DE
RUDY CONSTRUCTION, INC. F/K/A BLUE ROCK CONSTRUCTION, INC.	DE
SMOKESTACK PARTNERS, INC.	DE
SPYGLASS CORPORATE SUPPORT SERVICES, INC.	DE
STASSNEY HEIGHTS, LTD.	TX
STM PARTNERS, LTD.	TX
SUBTIER MARSH AT BELMEADE PARTNERS, L.P.	TX
SUGAR MAGNOLIA L.L.C.	DE	FLORIDA	AMB-TC SUGAR MAGNOLIA L.L.C.
T.C. DO BRASIL PARTICIPACOES LTDA.	BRAZIL
T.C. SERVICES DE MEXICO, S. DE R.L. DE C.V.	MEXICO
TC 82 INVERNESS LP	DE
TC ARROWPOINT LP	DE
TC ASHBURN LLC	DE
TC ATLANTA DEVELOPMENT, INC.	DE
TC ATLANTA, INC.	DE	CO. OF COBB, GA	TRAMMELL CROW COMPANY

TC ATWATER LAND LP	DE
TC BALLPARK GP, INC.	DE
TC BELLAIRE SHOPPING CENTER, INC.	DE
TC BEVELAND, INC.	DE
TC BOSTON CORPORATE SERVICES, INC.	DE
TC BOULDER OFFICE, L.P.	DE
TC BROADWAY TRADE CENTER GP, INC.	DE
TC BROADWAY TRADE CENTER INVESTORS LP	TX
TC BROADWAY TRADE CENTER LP	TX
TC CAMERON DEVELOPMENT LAND LP	DE
TC CAPE WG LP	DE
TC CAROLINAS, INC.	DE
TC CBD DEVELOPMENT, LLC	DE
TC CBD MEMBER, LLC	DE
TC CENTER LLC	DE
TC CHICAGO BROKERAGE, INC.	DE	ILLINOIS	TRAMMELL CROW COMPANY
TC CHICAGO BROKERAGE, INC.	DE	MINNESOTA	TRAMMELL CROW COMPANY
TC CHICAGO, INC.	DE	ILLINOIS	BUILDING MAINTENANCE XPERTS
TC CONTRACTORS MA, INC.	DE
TC CONTRACTORS, INC.	DE	NEW YORK	TCNY CONTRACTORS
TC DALLAS/FORT WORTH INVESTMENT AND DEVELOPMENT, LP	TX
TC DC LAND LP	DE
TC DEERWOOD COMMERCE CENTER LP	DE
TC DENVER TELCO LLC	DE
TC DENVER, INC.	DE
TC DETROIT, INC.	DE
TC DIBAR, LP	DE
TC ELK GROVE GP, INC.	DE
TC ELK GROVE LP	DE
TC FAIRWAY PLAZA II, LTD.	TX	CO. OF HARRIS, TX	FAIRWAY MARKETPLACE
TC FITNESS, INC.	DE
TC FOREST HILL DEVELOPMENT LP	DE
TC GAMECOCK LP	DE
TC GRAND PARKWAY GP, INC.	DE
TC GREENHILL, LLC	OK
TC HAVEN VILLAGE GP, INC.	DE
TC HAVEN VILLAGE LP	DE
TC HD DEVELOPMENT, LLC	DE
TC HOUSTON TFK, INC.	DE
TC HOUSTON, INC.	DE	CO. OF HARRIS, TX	THE COMMONS AT DEERBROOK
TC I-35 OKLAHOMA LLC	DE
TC INDIANAPOLIS, INC.	DE
TC KANSAS CITY, INC.	DE
TC KEARNY VILLA LP	DE
TC KENTUCKY, INC.	DE
TC KILLEEN MP, LP	DE
TC LAKELAND #1, INC.	DE
TC LAMBERT, INC.	DE
TC LOUISIANA, INC.	DE
TC MERIDIAN TOWER LP	DE
TC MIDATLANTIC DEVELOPMENT, INC.	DE
TC MIDATLANTIC PROPERTIES, INC.	DE
TC MIDATLANTIC, INC.	DE	CITY OF HAMPTON, VA	TRAMMELL CROW MIDATLANTIC RETAIL SERVICES
TC MILWAUKEE, INC.	DE
TC MK, INC.	DE
TC NEW ENGLAND BROKERAGE, INC.	DE	CITY OF HARTFORD, CT	FALLON HINES & O'CONNOR, A TRAMMELL CROW COMPANY
TC NEW ENGLAND BROKERAGE, INC.	DE	CITY OF STAMFORD, CT	FALLON HINES & O'CONNOR, A TRAMMELL CROW COMPANY
TC NEW ENGLAND BROKERAGE, INC.	DE	CO. OF KENT, DE	FALLON HINES & O'CONNOR, A TRAMMELL CROW COMPANY

TC NEW ENGLAND BROKERAGE, INC.	DE	MAINE	FALLON HINES & O'CONNOR, A TRAMMELL CROW COMPANY
TC NEW ENGLAND, INC.	DE	CITY OF BOSTON, MA	TRAMMELL CROW NEW ENGLAND
TC NEW ENGLAND, INC.	DE	MASSACHUSETTS	TRAMMELL CROW NEW ENGLAND
TC NEW ENGLAND, INC.	DE	NEW HAMPSHIRE	TRAMMELL CROW NEW ENGLAND, INC.
TC NEW MEXICO, INC.	DE	NEW MEXICO	TRAMMELL CROW NEW MEXICO, INC.
TC NEW MEXICO, INC.	DE	TEXAS	TRAMMELL CROW NEW MEXICO, INC.
TC NORTHEAST METRO, INC.	DE
TC NORTHERN CALIFORNIA, INC.	DE
TC NW CROSSING DEVELOPMENT, LTD.	TX
TC NW CROSSING VENTURE L.L.C.	DE
TC NW CROSSING, LTD.	DE
TC OKLAHOMA CITY, INC.	DE	TEXAS	TRAMMELL CROW OKLAHOMA CITY, INC.
TC PORTLAND, INC.	DE	OREGON	TRAMMELL CROW COMPANY
TC PREMIER ROW HOLDING, INC.	DE
TC RENO, INC.	DE	NEVADA	TRAMMELL CROW COMPANY
TC SEABROOK, INC.	DE
TC SEATTLE, INC.	DE	WASHINGTON	TRAMMELL CROW SEATTLE, INC.
TC SERVICENET, INC.	DE
TC SIERRA BUILDING B, INC.	DE
TC SIERRA BUILDING C, INC.	DE
TC SIERRA BUILDING D, INC.	DE
TC SIERRA BUILDING G, INC.	DE
TC SIERRA CORPORATE CENTER, INC.	DE
TC SIERRA TOWN CENTER, INC.	DE
TC SOUTH RIVER OFFICE LLC	DE
TC SPRINGFIELD, LLC	VA
TC ST. LOUIS, INC.	DE
TC STORAGE LLC	DE
TC SUWANEE CREEK, INC.	DE
TC TAMPA GCS, INC.	DE
TC TENNESSEE, INC.	DE	ARKANSAS	TC TENNESSEE, INC. d/b/a TRAMMELL CROW COMPANY
TC TINKER LLC	OK
TC TULSA, INC.	DE	OKLAHOMA	TRAMMELL CROW TULSA, INC.
TC TULSA, INC.	DE	TEXAS	TRAMMELL CROW TULSA, INC.
TC WC PARTNERS LP	TX
TC WESTVIEW PLAZA LP	DE
TC WILSONVILLE OFFICE, INC.	DE
TC WOOD VILLAGE, INC.	DE
TCC CONSTRUCTION, INC.	DE
TCC GENERAL AGENCY, INC.	TX
TCC LOUDOUN TELECOM, LLC	DE
TCC MCLEAN PARKING LLC	DE
TCC NNN TRADING, INC.	DE
TCC NORTH FLORIDA DEVELOPMENT #1, INC.	DE
TCC PROSCENIUM, INC.	DE
TCC RISK SERVICES, INC.	DE
TCC/AMB AVIATION IAH LP	DE
TCC/AMB AVIATION IAH VENTURE LLC	DE
TCC/AMB AVIATION PDX LLC	DE
TCC-BTS #2, INC.	DE
TCC-BTS ALAMEDA FITNESS, INC.	DE
TCC-BTS ALEXANDER POINTE MT, INC.	DE
TCC-BTS BURLINGTON MT, INC.	DE
TCC-BTS CEDAR ROAD MT, INC.	DE
TCC-BTS CLEVELAND L.L.C	DE
TCC-BTS GOLFVIEW WG, INC.	DE
TCC-BTS JUMBO FITNESS, INC.	DE
TCC-BTS LOVELAND OM, INC.	DE
TCC-BTS MIRROR RIDGE MT, INC.	DE
TCC-BTS MONROE ROAD MT, INC.	DE
TCC-BTS RIDGE ROCK LP	TX
TCC-BTS ROCK HILL MT, INC.	DE

TCC-BTS VIRGINIA CENTER MT, INC.	DE
TCC-BTS WEATHERFORD OM, INC.	DE
TCCNV, INC.	DE
TCCNV, LP	TX
TCC-OCP II, LTD.	FL
TCC-PB I, LTD.	FL
TCC-PHOENIX, INC.	DE
TCCT #2, INC.	DE
TCCT BROADVIEW GP, LTD.	TX
TCCT DEVELOPMENT #2, INC.	DE
TCCT DEVELOPMENT, INC.	DE
TCCT NW PORTFOLIO, INC.	DE
TCCT REAL ESTATE, INC.	DE
TCCT SAN ANTONIO INVESTMENTS II, INC.	DE
TCCT SAN ANTONIO INVESTMENTS, INC.	DE
TCDFW #1, INC.	DE
TCDFW #2, INC.	DE
TCDFW 1102 FREEWAY, L.P.	TX
TCDFW 161 PIONEER LP	TX
TCDFW 411 WEST SEVENTH LP	TX
TCDFW ACQUISITIONS LP	TX
TCDFW BELLAIRE, INC.	DE
TCDFW BMOB LP	TX
TCDFW DENTON CANCER CENTER LP	TX
TCDFW DEVELOPMENT #1, INC.	DE
TCDFW DEVELOPMENT, LTD.	TX
TCDFW GSC LP	TX
TCDFW HITACHI BTS LP	TX
TCDFW INDUSTRIAL INVESTMENTS, INC.	DE
TCDFW INVESTMENT AND DEVELOPMENT, INC.	DE
TCDFW LAKEPARK PLAZA, L.P.	TX
TCDFW LCT LP	TX
TCDFW MARSH AT BELMEADE, INC.	DE
TCDFW PEACHTREE LP	TX
TCDFW QUEST, INC.	DE
TCDFW SPOKE LP	TX
TCDFW SUMMIT #1, L.P.	TX
TCDFW VA GP, INC.	DE
TCDFW VA LP	TX
TCDFW, INC.	DE	CO. OF COLLIN, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DE	CO. OF DALLAS, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DE	CO. OF DENTON, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DE	CO. OF LUBBOCK, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DE	CO. OF TARRANT, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DE	TEXAS	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW-COLLINS CROSSING, LTD.	TX
TCFP SHOPPING CENTER II, INC.	DE
TCH #2, INC.	DE
TCH TFK, L.P.	TX
TCM 3865, LLC	DE
TCMW DEVELOPMENT, INC.	DE
TCNE ATWATER 12, INC.	DE
TCNE DEVELOPMENT, INC.	DE
TCNE-HORIZON, INC.	DE
TCNE-NEBC, INC.	DE
TCNE-USPS, INC.	DE
TC-RIVERSIDE, L.L.C.	MD
TCSE REALTY SERVICES, INC.	DE	CO. OF VOLUSIA, FL	TRAMMELL CROW FAISON REGIONAL MALL SERVICES

TCSE REALTY SERVICES, INC.	DE	CO. OF CHATHAM, GA	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CO. OF DEKALB, GA	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CO. OF VIGO, IN	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CO. OF CUMBERLAND, NC	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CO. OF DURHAM, NC	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CO. OF MECKLENBERG, NC	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CO. OF PITT, NC	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CO. OF HAMILTON, OH	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CO. OF MAURY, TN	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	TENNESSEE	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CO. OF CAMERON, TX	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CITY OF COLONIAL HEIGHTS, VA	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CITY OF LYNCHBURG, VA	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CITY OF ROANOKE, VA	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCSE REALTY SERVICES, INC.	DE	CO. OF CAMPBELL, VA	TRAMMELL CROW FAISON REGIONAL MALL SERVICES
TCVG ASSOCIATES, LP	DE
TEMPLE RETAIL, LTD.	TX
TFK RETAIL, LTD.	TX
TITAN CONSTRUCTION GROUP, INC.	DE	NORTH CAROLINA	TITAN CONSTRUCTION, INC.
TITLE ASSOCIATES, INC.	DE
TOOLEY & COMPANY, INC.	CA
TRAMMELL CROW ARGENTINA S.A.	ARGENTINA
TRAMMELL CROW ARROWPOINT, INC.	DE
TRAMMELL CROW ASSET MANAGEMENT, INC.	DE
TRAMMELL CROW ATLANTA DEVELOPMENT, INC.	DE
TRAMMELL CROW AUTOMOTIVE REALTY SERVICES, INC.	DE
TRAMMELL CROW BROKERAGE SERVICES, LTD.	TX
TRAMMELL CROW BTS, INC.	DE
TRAMMELL CROW CAPITAL COMPANY II, INC.	DE
TRAMMELL CROW CAROLINAS DEVELOPMENT, INC.	DE
TRAMMELL CROW CENTRAL TEXAS DEVELOPMENT, INC.	DE
TRAMMELL CROW CENTRAL TEXAS, LTD.	TX	TEXAS	TRAMMELL CROW CENTRAL TEXAS
TRAMMELL CROW CENTRAL TEXAS, LTD.	TX	CO. OF TRAVIS, TX	TRAMMELL CROW COMPANY
TRAMMELL CROW CENTRAL TEXAS, LTD.	TX	TEXAS	AUSTIN CENTRAL SERVICES COMPANY
TRAMMELL CROW CHICAGO DEVELOPMENT, INC.	DE
TRAMMELL CROW CHILE INMOBILIARIA LIMITADA	CHILE	CHILE	TRAMMELL CROW COMPANY, LTD.
TRAMMELL CROW COMPANY—CHILE, INC.	DE
TRAMMELL CROW COMPANY—CHILE S.A.	CHILE
TRAMMELL CROW COMPANY—SOUTH AMERICAN HOLDINGS, INC.	DE

TRAMMELL CROW COMPANY (A DELAWARE CORPORATION)	DE	TEXAS	TRAMMELL CROW COMPANY (DELAWARE)
TRAMMELL CROW COMPANY CONSTRUCTION SERVICES, INC.	DE	CO. OF CLARK, NV	TRAMMELL CROW CONSTRUCTION
TRAMMELL CROW COMPANY CONSTRUCTION SERVICES, INC.	DE	CO. OF WASHOE, NV	TRAMMELL CROW CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DE	CO. OF CLAYTON, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DE	CO. OF COBB, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DE	CO. OF DEKALB, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DE	CO. OF FULTON, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DE	CO. OF GWINNETT, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DE	CO. OF HENRY, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CORPORATE SERVICES CANADA, LTD.	CANADA
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF CAMDEN, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF CHOWAN, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF CRAVEN, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF CURRITUCK, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF DARE, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF GATES, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF HALIFAX, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF MARTIN, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF NORTHAMPTON, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF ONSLOW, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF PAMLICO, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF PASQUOTAN, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF PERQUIMAN, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CORPORATE SERVICES, INC.	DE	CO. OF PITT, NC	TRAMMELL CROW CORPORATE SERVICES
TRAMMELL CROW CUB INVESTMENT, L.L.C.	CO
TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT LP	TX
TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT, INC.	DE	TEXAS	TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT I, INC
TRAMMELL CROW DALLAS/FORT WORTH REAL ESTATE, LTD.	TX
TRAMMELL CROW DALLAS/FORT WORTH, LTD.	TX
TRAMMELL CROW DEERWOOD COMMERCE CENTER, INC.	DE
TRAMMELL CROW DENVER DEVELOPMENT II, INC.	DE
TRAMMELL CROW DENVER DEVELOPMENT, INC.	DE
TRAMMELL CROW DENVER, INC.	DE	COLORADO	TRAMMELL CROW COMPANY

TRAMMELL CROW DETROIT DEVELOPMENT, INC.	DE
TRAMMELL CROW DEVELOPMENT, INC.	DE
TRAMMELL CROW DFW DEVELOPMENT, INC.	DE
TRAMMELL CROW GLOBAL SOLUTIONS INC.	CAYMAN ISLANDS
TRAMMELL CROW HEALTHCARE SERVICES, INC.	DE
TRAMMELL CROW HIGHER EDUCATION SERVICES, INC.	DE
TRAMMELL CROW HOUSTON DEVELOPMENT, INC.	DE
TRAMMELL CROW HOUSTON, LTD.	TX	NEW MEXICO	TRAMMELL CROW HOUSTON, LIMITED PARTNERSHIP
TRAMMELL CROW INDIANAPOLIS DEVELOPMENT, INC.	DE
TRAMMELL CROW INDIVIDUAL INVESTMENT FUND 1996, L. P.	DE
TRAMMELL CROW INVESTMENT FUND II, L.P.	DE
TRAMMELL CROW INVESTMENT FUND III, L.P.	DE
TRAMMELL CROW INVESTMENTS II, INC.	DE
TRAMMELL CROW INVESTMENTS III, INC.	DE
TRAMMELL CROW KANSAS CITY DEVELOPMENT, INC.	DE
TRAMMELL CROW LATIN AMERICA INC.	CAYMAN ISLANDS
TRAMMELL CROW MALL MARKETING, INC.	DE	FLORIDA	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF CHATHAM, GA	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF DEKALB, GA	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF VIGO, IN	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	INDIANA	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	MARYLAND	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF CLEVELAND, NC	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF CUMBERLAND, NC	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF DURHAM, NC	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF MECKLENBURG, NC	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF PITT, NC	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	OHIO	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	TENNESSEE	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF CAMERON, TX	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	TEXAS	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CITY OF COLONIAL HEIGHTS, VA	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CITY OF LYNCHBURG, VA	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF AUGUSTA, VA	MAD

TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF HENRICO, VA	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF ROANOKE, VA	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	WEST VIRGINIA	MAD
TRAMMELL CROW MALL MARKETING, INC.	DE	FLORIDA	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF CHATHAM, GA	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF DEKALB, GA	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF VIGO, IN	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	INDIANA	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	MARYLAND	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF CLEVELAND, NC	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF CUMBERLAND, NC	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF DURHAM, NC	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF MECKLENBURG, NC	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF PITT, NC	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	OHIO	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	TENNESSEE	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF CAMERON, TX	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	TEXAS	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CITY OF COLONIAL HEIGHTS, VA	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CITY OF LYNCHBURG, VA	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF AUGUSTA, VA	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF HENRICO, VA	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	CO. OF ROANOKE, VA	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	WEST VIRGINIA	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MALL MARKETING, INC.	DE	PENNSYLVANIA	MEDIA ADVERTISING & DESIGN
TRAMMELL CROW MEXICO S.A. DE C.V.	MEXICO
TRAMMELL CROW MEXICO, INC.	DE
TRAMMELL CROW MILWAUKEE DEVELOPMENT, INC.	DE
TRAMMELL CROW NEW ENGLAND DEVELOPMENT, INC.	DE
TRAMMELL CROW NORTHEAST METRO DEVELOPMENT, INC.	DE
TRAMMELL CROW NORTHERN CALIFORNIA DEVELOPMENT, INC.	DE
TRAMMELL CROW NW, INC.	DE
TRAMMELL CROW OKC DEVELOPMENT, INC.	DE
TRAMMELL CROW OPERATIONS, INC.	DE

TRAMMELL CROW PHOENIX DEVELOPMENT, INC.	DE
TRAMMELL CROW PORTLAND DEVELOPMENT, INC.	DE
TRAMMELL CROW REAL ESTATE SERVICES, INC.	DC
TRAMMELL CROW REALTY SERVICES (ONTARIO), LTD.	CANADA
TRAMMELL CROW REALTY SERVICES, INC.	DE
TRAMMELL CROW REALTY-ATLANTA, INC.	DE
TRAMMELL CROW RENO DEVELOPMENT, INC.	DE
TRAMMELL CROW RETAIL SERVICES, INC.	DE
TRAMMELL CROW RETAIL SERVICES-BROKERAGE, INC.	DE
TRAMMELL CROW SAVILLS (AUSTRALIA) PTY LTD.	AUSTRALIA
TRAMMELL CROW SAVILLS (BELGIUM) B.V.B.A.	BELGIUM
TRAMMELL CROW SAVILLS (FRANCE) SAS	FRANCE
TRAMMELL CROW SAVILLS (GERMANY) GMBH	GERMANY
TRAMMELL CROW SAVILLS (INDIA) PRIVATE LTD.	INDIA
TRAMMELL CROW SAVILLS (IRELAND) LIMITED	IRELAND
TRAMMELL CROW SAVILLS (NETHERLANDS) B.V.	NETHERLANDS
TRAMMELL CROW SAVILLS (SINGAPORE) PTE LTD.	SINGAPORE
TRAMMELL CROW SAVILLS (SPAIN), S.L.	SPAIN
TRAMMELL CROW SAVILLS (THAILAND) LTD.	THAILAND
TRAMMELL CROW SAVILLS (UK) LTD.	UNITED KINGDOM
TRAMMELL CROW SAVILLS ASIA PACIFIC LIMITED	CAYMAN ISLANDS
TRAMMELL CROW SAVILLS HONG KONG LIMITED	HONG KONG
TRAMMELL CROW SAVILLS JAPAN LIMITED	JAPAN
TRAMMELL CROW SAVILLS KOREA LTD.	KOREA
TRAMMELL CROW SAVILLS LIMITED	UNITED KINGDOM
TRAMMELL CROW SAVILLS PHILIPPINES, INC.	PHILIPPINES
TRAMMELL CROW SAVILLS SWEDEN AB	SWEDEN
TRAMMELL CROW SAVILLS TAIWAN COMPANY LIMITED	TAIWAN
TRAMMELL CROW SE, INC.	DE
TRAMMELL CROW SEATTLE DEVELOPMENT, INC.	DE
TRAMMELL CROW SO. CAL. COMMERCIAL DEVELOPMENT, INC.	DE
TRAMMELL CROW SO. CAL. DEVELOPMENT, INC.	DE
TRAMMELL CROW SO. CAL. PROPERTIES, INC.	DE
TRAMMELL CROW SO. CAL. RETAIL, INC.	DE
TRAMMELL CROW SO. CAL., INC.	DE	CO. OF LOS ANGELES, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SO. CAL., INC.	DE	CO. OF ORANGE, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SO. CAL., INC.	DE	CO. OF RIVERSIDE, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SO. CAL., INC.	DE	CO. OF SAN BERNARDINO, CA	TRAMMELL CROW COMPANY

TRAMMELL CROW SO. CAL., INC.	DE	CO. OF SAN DIEGO, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SO. CAL., INC.	DE	CO. OF VENTURA, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SOCAL RETAIL II, INC.	DE
TRAMMELL CROW SOCAL RETAIL III, INC.	DE
TRAMMELL CROW SOUTH BAY, INC.	DE
TRAMMELL CROW SOUTH FLORIDA DEVELOPMENT, INC.	DE
TRAMMELL CROW SPECIALTY REALTY, INC.	DE
TRAMMELL CROW TENNESSEE DEVELOPMENT, INC.	DE
TRAMMELL CROW TULSA DEVELOPMENT, INC.	DE
TRAMMELL CROW WALLIS REAL ESTATE SERVICES COMPANY LIMITED	HUNGARY
TRAMMELL DE MEXICO, S. DE R.L. DE C.V.	MEXICO
TRI-PROPERTIES PROSCENIUM, L.L.C.	GA
USREA, INC.	DE
VAN NUYS INDUSTRIAL CENTER, LLC	DE
WEST OAK CENTER, LTD.	TX
WEST TECH BUSINESS CENTER, LTD.	TX
WEST TECH GP, INC.	DE
WESTRIDGE AT GATEWAY PARTNERS, L.P.	TX
WETMORE BUSINESS PARK, LTD.	TX
WETMORE DISTRIBUTION HOLDINGS LP	TX
WETMORE GP, LTD.	TX
WETMORE II GP, INC.	DE
WETMORE PHASE II, LTD.	TX

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  EXHIBIT 21.1